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                                                                EXHIBIT 10.10(L)

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO AND ALL APPLICABLE QUALIFICATIONS UNDER STATE SECURITIES LAWS SHALL HAVE BEEN OBTAINED WITH RESPECT THERETO; OR (ii) A WRITTEN OPINION FROM COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER HAS BEEN OBTAINED STATING THAT NO SUCH REGISTRATION OR QUALIFICATION IS REQUIRED.


                      WARRANT TO PURCHASE COMMON SHARES OF
                   INTERNATIONAL REMOTE IMAGING SYSTEMS, INC.


         FOR GOOD AND VALUABLE CONSIDERATION, the receipt of which is hereby acknowledged, INTERNATIONAL REMOTE IMAGING SYSTEMS, INC., a Delaware corporation (the "Company"), hereby grants to CITY NATIONAL BANK, a national banking association, its successors and assigns (collectively, the "Bank"), an irrevocable warrant (the "Warrant") to purchase up to 25,000 fully paid and nonassessable common shares, $.01 par value per share, of the Company (the "Shares"), adjusted as set forth below, at the Warrant Price, as defined below, at any time beginning on the date hereof and ending on June 1, 2000 or the date its indebtedness to the Bank under that certain Amended and Restated Promissory Note dated as of January 3, 1997 in the principal amount of $4,900,000, and that certain Promissory Note dated July 29, 1996 in the principal amount of $1,500,000, is paid in full, whichever is later, all subject to the provisions, terms and conditions set forth below.

         1. Exercise; Issuance of Certificates; Payment for Shares. This Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional Share), and on one or more occasions, by written notice to the Company at its principal office at 9162 Eton Avenue, Chatsworth, California 91311 (or such other office or agency of the Company as it may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Company) at any time within the period above named and by payment to the Company by cashier's check or wire transfer of the Warrant Price for the number of Shares designated by the holder (but not more than the number of Shares for which this Warrant then remains unexercised). The Company agrees that the Shares so purchased will be deemed to have been issued to the holder hereof as the record owner of such Shares as of the close of business on the date on which such notice is received and payment made as aforesaid. Certificates for the Shares so purchased will be delivered to the holder hereof within a reasonable time, not


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exceeding fifteen (15) business days, after this Warrant has been exercised, and, unless this Warrant has expired, it will continue in effect with respect to the number of Shares, if any, as to which it has not then been exercised.

         2. Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees as follows:

                  2.1 All Shares issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

                  2.2 The Company will from time to time take all actions required to assure that the par value (if any) per Share issuable pursuant to this Warrant is at all times equal to or less than the Warrant Price per Share.

                  2.3 During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance or transfer upon exercise of this Warrant a sufficient number of Shares to provide for the exercise of this Warrant.

                  2.4 The Company will take all actions necessary to assure that the Shares issuable upon the exercise of this Warrant may be so issued without violation of any applicable law or regulation, or of any requirements of any securities exchange upon which the shares of the Company may be listed.

                  2.5 The Company will not take any action that would result in an adjustment of the Warrant Price if the total number of Shares issuable after such action upon exercise of this Warrant, together with all Shares then outstanding and all Shares then issuable upon exercise of all rights, options or warrants (other than this Warrant) and upon conversion of all securities convertible into or exchangeable for shares of common stock of the Company, would exceed the total number of Shares then authorized by the Company's Articles of Incorporation.

         3.       Warrant Price.

                  3.1 Initial Warrant Price; Subsequent Adjustment of Price and Number of Purchasable Shares. The Initial Warrant Price will be Four and
3/8 Dollars ($4.375) per Share, and will be adjusted from time to time as provided below. The Initial Warrant Price or, if such price has been adjusted, the price per Share as last adjusted pursuant to the terms hereof is referred to as the "Warrant Price" herein. Upon each adjustment of the Warrant Price, the holder of this Warrant will thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of Shares obtained by multiplying the Warrant Price in effect immediately before such adjustment by the number of Shares purchasable pursuant to this Warrant immediately before such adjustment and dividing the product by the Warrant Price resulting from such adjustment.


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                  3.2      Liquidating Dividends. The Company will not declare a
dividend upon the Shares payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries, and otherwise in Shares, unless the holders hereof have consented to such dividend in writing. In the event the Company declares such a dividend with such consent, the Company will pay the holder of this Warrant, on the dividend payment date, the case, Shares or other securities and other property which the holder would have received if the holder had exercised this Warrant in full to purchase Shares and had been the record holder of such Shares on the record date for such dividend, or, if a record is not taken, the date as of which the holders of Shares of record entitled to such dividend are determined. For the purposes of the foregoing, a dividend other than in cash will be considered payable out of earnings or surplus (other than revaluation or paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

                  3.3 Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Warrant Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

                  3.4 Reclassification. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted.

                  3.5 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of


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this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period.

                  3.6 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the Shares of the Company, or any consolidation or merger of the Company with another corporation or entity, or the sale of all or substantially all of the Company's assets to another corporation will be effected in such a way that holders of Shares will be entitled to receive Shares, securities or assets with respect to or in exchange for Shares, then, upon exercise of this Warrant, the holder will thereafter have the right to receive such Shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares equal to the number of Shares immediately theretofore purchasable and receivable upon the exercise of this Warrant. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding Shares of the Company, the Company will not effect any consolidation, merger or sale with the Person, as defined below, making such offer or with any Affiliate, as defined below, of such Person, unless, before the consummation of such consolidation, merger or sale, the holder of this Warrant is given at least ten
(10) business days notice prior to the scheduled closing date (the "Closing Date") of such transaction (which notice shall specify the material terms of such transaction and the proposed Closing Date). In the event the holder elects to exercise this Warrant or any portion thereof following such notice and such consolidation, merger or sale is not consummated within ten (10) days of the proposed Closing Date (or any subsequent proposed Closing Date), then the Holder may rescind its exercise of this Warrant by providing written notice thereof to the Company, the Company shall take all actions consistent therewith (including without limitation the immediate return of the Warrant Price paid with respect to such rescinded exercise) and this Warrant shall continue in full force and effect. As used in this paragraph, the term "Person" includes an individual, a partnership, a corporation, a trust, a joint venture, a limited liability company, an unincorporated organization and a government or any department or agency thereof, and an "Affiliate" of a Person means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, such other Person. A Person will be deemed to control a corporation or other business entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

                  3.7 Notice of Adjustment. Upon any adjustment of the Warrant Price, the Company will give written notice thereof, by first-class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, which notice will state (i) the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of Shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based, and


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(ii) whether, after giving effect to such adjustment, the maximum number of
Shares issuable upon the exercise of this Warrant will constitute more than 5% of the total number of then issued and outstanding Shares (including in such total number the maximum number of Shares issuable upon the exercise of this Warrant).

                  3.8      Other Notices. If at any time:

                           3.8.1 The Company declares a cash dividend on its
Shares payable at a rate in excess of the rate of the last cash dividend theretofore paid;

                           3.8.2 The Company declares a dividend on its Shares
payable in Shares or pays a special dividend or other distribution (other than regular cash dividends) to the holders of its Shares;

                           3.8.3 The Company offers for subscription to the
holders of any of its Shares additional Shares of any class or other rights;

                           3.8.4 There is a capital reorganization, or
reclassification of the Shares of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other entity; or

                           3.8.5 There is a voluntary or involuntary
dissolution, liquidation or winding up of the Company;

                           Then the Company will give, by first-class mail,
postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company will close or a record will be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same will take place. Any notice required by clause (i) will also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Shares will be entitled thereto, and any notice required by (ii) will also specify the anticipated date on which the holders of Shares will be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

         4. Listing. If any Shares required to be reserved for the purpose of issue upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the filing of a Registration Statement under the Securities Act of 1933, as then in effect (the "Securities Act"), or any similar law then in effect), or listing on any securities exchange, before such Shares may be issued upon such exercise, the Company will, at its expense and as


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expeditiously as possible, use its best efforts to cause such Shares to be duly registered or approved or listed on the relevant securities exchange, as the case may be.

         5. Closing of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

         6. Definition of Shares. As used in this Warrant the term "Shares" includes the Company's authorized common stock, $.01 par value per share, as constituted on the date hereof and also includes any shares of any class of stock or other equity securities of the Company thereafter authorized which will not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that, except as provided in paragraph 3.6, the Shares purchasable pursuant to this Warrant will include only Shares designated as "common shares" of the Company or, in the case of any reclassification of the outstanding Shares, the Shares, securities or assets provided for in paragraph 3.6.

         7. No Participating Preferred Shares. So long as this Warrant remains outstanding, the Company will not issue any Shares of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up, unless the rights of the holders thereof will be limited to a fixed sum or percentage of par value in respect of participation in dividends and in the distribution of such assets.

         8. No Voting Rights. This Warrant will not entitle the holder hereof to any voting rights or other rights as a Shareholder of the Company.

         9.       Registration Rights.

                  9.1 Certain Definitions. The following terms shall have the respective meanings set forth below:

                           9.1.1 "Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended.

                           9.1.2 "Holder" shall mean any person who at a given
time is the holder of record of any Registrable Securities and has agreed in writing to be bound by the provisions of Section of this Agreement.

                           9.1.3 "Registrable Securities" shall mean those
shares of Common Stock acquired upon exercise of the Warrant but excluding any shares which may be resold to the public without registration pursuant to Rule 144 or another comparable rule under the Securities Act.


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                           9.1.4 "Registration Period" shall mean the period of
time beginning on the date hereof and ending on the third anniversary of such date; provided, however, that the Registration Period shall be extended as required under the last sentence of Section 9.9 if the Company elects to exercise its right to postpone a demand registration.

                           9.1.5 "Registration Statement" shall mean any
registration statement or comparable document under the Securities Act through which a public sale or disposition of the Warrant Shares may be registered or exempted from registration (except a form exclusively for the sale or distribution of securities by the Company or to employees of the Company or its subsidiaries or for use exclusively in connection with a business combination).

                           9.1.6 "SEC" shall mean the Securities and Exchange
Commission.

                           9.1.7 "Selling Holder" shall mean, with respect to
any Registration Statement, any Holder whose securities are included therein.

                           9.1.8 "Sellers' Underwriter" shall mean, with respect
to any Registration Statement, the underwriter, if any, designated in writing by the Selling Holders as underwriting the Registrable Securities involved.

                           9.1.9 "Securities Act" shall mean the Securities Act
of 1933, as amended.

                           9.1.10 "Significant Holders" shall mean, at any time,
Holders together holding more than two-thirds (2/3) of the then outstanding Registrable Securities held by the Holders.

                  9.2      Demand Registration.

                           9.2.1 Notice of Demand. The Significant Holders may
at any time during the Registration Period by written notice request that the Company register Registrable Securities under the Securities Act. The maximum number of such demands shall be one (1). Each notice shall set forth (i) the number of shares to be included; (ii) the names of the Selling Holders and the amounts to be sold by each; and (iii) the proposed manner of sale. Within 10 days after receipt of such notice, the Company shall notify all other Holders and offer to them the opportunity to include their Registrable Securities in such registration. Each of the other Holders shall have twenty (20) days from the mailing of such notice to notify the Company of the number of Registrable Securities such Holder desires be included in the Registration Statement, but the Company shall have no obligation to include the Registrable Securities of any such Holder in the Registration Statement if the Company does not receive the required notice within such 20-day period.


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                           9.2.2 Holder and Registration. Promptly, but in any
event within 60 days after receipt of any demand pursuant to Section 9.2.1, the Company shall prepare and file with the SEC a Registration Statement on any applicable form with respect to all the Registrable Securities specified in all notices received in a timely manner pursuant to Section 9.2.1, and use its best efforts to cause such Registration Statement to become effective. Each of the Selling Holders (other than the Holders exercising demand registration rights with respect to such registration) shall accept a reduction (including a total elimination) in the number of securities to be included in such registration on a pro rata basis (based on the number of Registrable Securities held by each) if the Sellers' Underwriter reasonably deems that without such reduction (or elimination) the demanding Holders might be substantially hindered in the terms or number of securities which they could sell in such registration.

                           9.2.3 Required Minimum. The Company may decline to
prepare or file any Registration Statement under this Section 9.2 unless the Registrable Securities to be sold thereunder constitute at least fifty (50%) of the then outstanding Registrable Securities held by all Holders.

                  9.3 Incidental Registration. Whenever during the Registration Period the Company proposes to file a Registration Statement for an offering of securities for its own account, the Company shall take the following steps with respect to such Registration Statement:

                           9.3.1 Mail a written notice to each Holder at the
address shown on the books and records of the Company at least thirty (30) days prior to the effective date of any such Registration Statement; and

                           9.3.2 Include in such Registration Statement any and
all Registrable Securities specified in a notice by the Holder which is received by the Company not less than twenty (20) days following the mailing of the notice specified in Section 9.3.1. In connection with any such registration, the Selling Holder must: (i) if the Holder desires to sell such Registrable Securities, sell such Registrable Securities in the manner and on the terms adopted by or through the underwriter(s) acting on behalf of the Company in connection with such registration, if such underwriter(s) so requests; and (ii) accept a reduction (including a total elimination) in the number of shares to be included in such registration on a pro rata basis (based on the number of securities held by each) with any other selling securityholders if the underwriter(s) deem that without such reduction (or elimination) the Company might be substantially hindered in the terms or number of securities which it could sell in such registration.

                  9.4 Registration Procedures. Whenever the Company shall register any securities pursuant to this Warrant, the parties agree as follows:

                           9.4.1 Selling Holder Information. Each Selling Holder
shall provide the Company with such information about such Selling Holder and its intended manner of distributing the Registrable Securities, and shall otherwise cooperate with the


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Company and the underwriter(s) as may be needed or helpful in the reasonable opinion of the Company to complete any obligation of the Company hereunder. Failure to comply with this requirement shall excuse the Company from any further obligation to a Selling Holder to include its shares in a Registration Statement;

                           9.4.2 Consultation. The Company shall supply copies
of the Registration Statement and any amendments thereto to each Selling Holder and to the Sellers' Underwriter at least three (3) business days prior to filing such document with the SEC, and shall reasonably consult with such persons and their counsel with respect to the form and content of such filing. The Company will immediately amend such Registration Statement to include such reasonable changes as the Selling Holders and the Sellers' Underwriter reasonably agree should be included therein. Any Selling Holder requesting a change refused by the Company may withdraw his or her shares from the Registration Statement;

                           9.4.3 Provision of Prospectuses. The Company shall
furnish to each Selling Holder and any Sellers' Underwriter such number of copies of a summary prospectus or other prospectus (including any amendments and supplements thereto and a preliminary prospectus in conformity with the requirements of the Securities Act) and such other documents as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of such securities;

                           9.4.4 Blue Sky Compliance. The Company shall use its
best efforts to register or qualify the securities covered by such Registration Statement under the securities or "blue sky" laws of such jurisdictions as any Selling Holder shall reasonably request (provided, however, that the Company shall not be required (i) to consent to, or take any action which would subject it to, general service of process for all purposes or (ii) to qualify to do business in any jurisdiction where it is not then subject or qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable the Selling Holders to consummate the public sale or other disposition of such securities in such jurisdictions;

                           9.4.5 Amendments. The Company shall use its best
efforts to prepare and file promptly with the SEC such amendments and supplements to the Registration Statement filed with the SEC in connection with such registration, and the prospectus used in connection therewith, as may be necessary to keep such Registration Statement continuously effective and in compliance with the Securities Act for up to six (6) months or until all Registrable Securities registered in that Registration Statement are sold, whichever is earlier;

                           9.4.6 Prospectus Delivery. At any time when a sale or
other public disposition pursuant to a Registration Statement is subject to a prospectus delivery requirement, the Company shall immediately notify each Selling Holder and the Seller's Underwriter of the occurrence of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to


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make the statements therein not misleading in the light of the circumstances then existing. Upon receipt of such a notice, each Selling Holder shall immediately discontinue sales or other dispositions of Registrable Securities pursuant to the Registration Statement. The Selling Holders may resume sales only upon receipt of amended prospectuses or after such Holders have been advised by the Company that the use of the previous prospectus may be legally resumed;

                           9.4.7 Opinions. At the request of the Company, each
Selling Holder shall furnish on the date that the Registrable Securities are delivered to the underwriter for sale in connection with a registration pursuant to this Agreement an opinion of the counsel in form and substance as is customarily given by counsel for the selling securityholders in an underwritten public offering;

                           9.4.8 Stop-Orders. The Company agrees to immediately
notify each Selling Holder (i) of the issuance by the SEC of any stop order or order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, or (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or the initiation of any proceedings for such purpose. The Company, with the reasonable cooperation of the Selling Holders, shall make every reasonable effort to contest any such proceedings and to obtain the withdrawal of any such order at the earliest possible moment;

                           9.4.9 Review of Records. The Company shall make
available all financial and other records, pertinent corporate documents and properties of the Company for inspection by any Seller's Underwriter and its counsel and accountants, and shall cause the Company's officers, directors and employees to supply all information reasonably requested by any such person in connection with any Registration Statement filed or to be filed hereunder so long as such person agrees to keep confidential any records, information or documents designated by the Company in writing as confidential;

                           9.4.10 Earnings Statements. The Company shall make
earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder generally available to its security holders as soon as reasonably practicable, but in no event later than 45 days, after the end of any 12-month period commencing at the end of any fiscal quarter in which Registrable Securities are sold; and

                           9.4.11 Compliance With Laws. In all actions taken
under this Agreement, the Company and each Selling Holder agree to use their best efforts to comply with all provisions of the Securities Act, the Exchange Act and any other law applicable to them.

                  9.5 Registration Not Required. The Company shall have no obligation to any Holder under this Agreement with respect to whom the Company has obtained an opinion of counsel, in form reasonably satisfactory to such Holder, to the effect that the


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

Registrable Securities involved may be immediately sold to the public without registration thereof, whether pursuant to Rule 144 under the Securities Act or otherwise.

                  9.6 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin or otherwise delay the filing or effectiveness of any Registration Statement on the basis of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

                  9.7      Indemnity.

                           9.7.1 The Company Indemnity. The Company agrees that
it will indemnify each Selling Holder and Sellers' Underwriter (and any of its officers, directors and persons who control such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by the Company, which consent shall not be unreasonably withheld) resulting from any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or in any other document incident to that registration) or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable in any such case to any such indemnified person to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified person or underwriter specifically for use in the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any prospectus but eliminated or remedied in a subsequent prospectus, such indemnity agreement shall not inure to the benefit of any indemnified person from whom the person asserting any loss, claim, damage, liability or expense purchased the shares which are the subject thereof, if a copy of such subsequent prospectus had been made available to such indemnified person and such subsequent prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Securities to such person.

                           9.7.2 The Holder's Indemnity. Each Selling Holder
will indemnify the Company, any underwriter, and any other person selling under the applicable Registration Statement (and any of the officers and directors and persons who control any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against all claims, losses, damages, liabilities and expenses (including those relating to settlements approved by the Selling Holder, which consent shall not be unreasonably withheld) resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement (or in any other document incident to that registration) or from any omission or alleged omission to state a material fact required to be stated or necessary to make the


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


information therein not misleading, but only to the extent based upon or arising from any information furnished in writing to the Company by that Selling Holder expressly for inclusion in that Registration Statement (or such other document incidental to that registration); provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each Selling Holder, to an amount equal to the net proceeds actually received by such Selling Holder from the sale of Registrable Securities effected pursuant to such registration.

                           9.7.3 Notice. Promptly after receipt by an
indemnified party of notice of the commencement of any action involving a claim referred to in Section 9.7.1 or 9.7.2, such indemnified party will, if a claim in respect thereof is made against an indemnified party, give written notice to the indemnifying party of the commencement of such action; provided, however, that the indemnified party's failure to give such notice shall not release, relieve or in any, way affect the indemnifying party's obligation hereunder to indemnify the indemnified party unless and to the extent that the rights of the indemnifying party are prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded (based on the written advice of counsel) that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 9, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this Section 9.

                           9.7.4 If the indemnification provided for in this
Section 9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein (other than as a result of the applicability of the two provisos in Section 9.7.1)), then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a


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


material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                           9.7.5 Underwriting Agreement. As a condition of
inclusion of any securities in any Registration Statement, at the request of the Company, each Selling Holder shall enter into an underwriting agreement with the Company and the underwriter(s) with respect to the registration of any of their respective Registrable Securities hereunder in such form as may be reasonably agreed upon by the Company and such underwriter(s), so long as such form is consistent with those then currently in use by major underwriters and with the provisions of this Agreement.

                  9.8 Expenses of Registration. The Company shall bear all expenses (other than the Selling Holders' pro rata share of any brokerage or underwriting fees, expenses or commissions) incurred in connection with any Registration Statement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of the independent certified public accountants and of the Company's counsel. Each Selling Holder shall bear its pro rata share of any brokerage or underwriting fees, expenses or commissions and the cost of any lawyers, accountants, experts and other consultants retained by it.

                  9.9 Exception as to Timing. Notwithstanding any other provision of this Agreement, the Company may postpone or suspend for a reasonable period of time (not to exceed 180 days) the filing or effectiveness of any Registration Statement demanded under Section 9.2 if (a) the Company is conducting or is about to conduct a primary offering of securities of the Company and is advised by its investment banker that such offering would be materially adversely affected by such demanded registration or (b) the board of directors of the Company shall in good faith determine that such demand registration would materially adversely affect any financing, merger, sale of assets, recapitalization or other material transaction involving the Company, which, in each case, is either pending or under active and continuing negotiation. If any demanded registration is so postponed, then, as between the Company and the Selling Holders, it shall be deemed withdrawn, unless a majority in interest of Holders elect in writing not to withdraw such registration demand. A registration demand that is deemed to have been withdrawn by operation of the preceding sentence shall not count as a demanded registration for purposes of Section 9.2.1. Furthermore, the length of the Registration Period (as defined in Section 9.1.4) shall be increased by the length of any postponement taken by the Company hereunder.

                  9.10 Exchange Act Reports. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration under the Securities Act, the Company agrees


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


to (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act, and (iii) furnish to any Holder, so long as the Holder holds any Registrable Securities, forthwith upon request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration under the Securities Act.

                  9.11 Termination. The Holders shall have no further rights under Sections 9.2 and 9.3 at any time after such time as no further Registrable Securities remain outstanding.

         10. Warrant Transferable. This Warrant and all rights hereunder are transferable, in whole or in part, without charge to the holder hereof, by written notice to the Company at the address referred to in Article 1 by the holder hereof in person or by duly authorized attorney; provided that (i) a written opinion of counsel for the holder reasonably satisfactory to the Company has been obtained stating that such transfer will not violate the registration requirements of the Securities Act or any applicable state securities laws, and
(ii) the transferee has delivered to the Company a written agreement to be bound by the terms and conditions hereof. Each holder of this Warrant, by taking the same, agrees that after such notice, the holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to further assign this Warrant, any notice to the contrary notwithstanding; but until receipt of any such notice of assignment, the Company may treat the holder hereof as shown on its records as the owner for all purposes.

         11. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the holder of this Warrant, and of the holder of Shares issued upon exercise of this Warrant, contained in Articles 9 and 10 will survive the exercise of this Warrant.

         12. Descriptive Headings and Governing Law. The descriptive headings of the several Articles and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant is being delivered and is intended


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


to be performed in the State of California and will be construed and enforced in accordance with, and the rights of the parties will be governed by, the law of such State.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers, as of June 1, 1997.


                                       INTERNATIONAL REMOTE IMAGING
                                       SYSTEMS, INC., a Delaware corporation




                                       By: /s/ Martin S. McDermut
                                           --------------------------
                                           Martin S. McDermut

                                       Its: Vice President and Chief Financial
                                            Officer


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